Finisar Corporation Reports Financial Results for Third Quarter Ended January 31, 2005

SUNNYVALE, CA -- 03/03/2005 -- Finisar Corporation (NASDAQ: FNSR), a technology leader in gigabit fiber optic solutions for high-speed data networks, today reported its financial results for its third fiscal quarter ended January 31, 2005.

Finisar plans to review its third quarter results and discuss its current business outlook during a conference call for investors at 5:00 p.m. EST (2:00 p.m. PST) today, March 3, 2005. The call will be broadcast live over the Internet on the Investor Relations section of Finisar's web site, located at www.Finisar.com. To listen to the Webcast, interested investors are encouraged to log onto the broadcast at least 15 minutes prior to the call. Participating in the call will be Jerry Rawls, Finisar's President and CEO, and Steve Workman, Finisar's CFO.

Total revenues in the third quarter of fiscal 2005 were $73.1 million, up 3% on a sequential basis from $71.0 million in the second quarter and 58% from $46.4 million in the third quarter of the prior year. For the second consecutive quarter, the Company's revenues set a new all time record. Total revenues from the sale of optical subsystems were $63.4 million in the third quarter, up 6% on a sequential basis from $59.9 million in the second quarter and 56% from $40.7 million in the third quarter of the prior year. Sales of network test and monitoring systems were $9.7 million in the third quarter, down 13% on a sequential basis from $11.1 million in the second quarter but up 70% from $5.7 million in the third quarter of the prior year.

"While the third quarter marks another revenue record for the Company, even more important was realizing our stated objective of exceeding our EBITDA breakeven point," said Jerry Rawls, Finisar's President and CEO. "Obviously, that's only an interim objective as we strive to return to profitability. We believe the recent acquisition of Infineon's transceiver product lines and their transfer to our manufacturing operations in Malaysia will be an important step in making that happen."

"Our cash burn for the quarter was another positive aspect of this quarter's performance," added Rawls. "Our cash balance at the end of January totaled $101.6 million, down only $2.6 million from $104.2 million at the end of October. This is before adding another $12 million to our cash reserves just after the end of the quarter from the sale-leaseback of one of our facilities in Sunnyvale, California."

OPERATING RESULTS

The Company reported a net loss of $33.0 million, or $0.15 per share, for the third quarter of fiscal 2005, compared to a net loss of $21.2 million, or $0.09 per share, in the second quarter and a net loss of $15.5 million, or $0.07 per share, in the third quarter of fiscal 2004. The current quarter results included a write-down of $18.8 million associated with the impairment in value of our Sunnyvale facility that was sold and leased back subsequent to the end of the quarter. The sale-leaseback transaction will be treated as a financing in accordance with Financial Accounting Standards Board Statement No. 98, "Accounting for Leases." The Company's gross profit for the third quarter was $16.7 million, or 22.8% of total revenues, compared to 16.6% in the second quarter and 19.4% in the third quarter of fiscal 2004. Note that the Company does not intend to recognize any further tax benefits until it returns to profitability.

The Company's operating results include a number of non-cash and cash charges, principally related to acquisitions, restructurings and financing transactions. A table is included which summarizes these items. Excluding these items, the Company's net loss for the third quarter of fiscal 2005 would have been $7.9 million, or $.04 per share, compared to $9.2 million, or $.04 per share, in the second quarter and $13.1 million, or $.06 per share, in the third quarter of the prior year, and the Company's gross margins would have been $21.9 million, or 29.8% of revenues in the third quarter, compared to 30.7% in the second quarter and 22.1% in the third quarter of the prior year.

SAFE HARBOR UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACTS OF 1995

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Finisar's expectations, beliefs, intentions, or strategies regarding the future. All forward-looking statements included in this press release are based upon information available to Finisar as of the date hereof, and Finisar assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These risks include those associated with the rapidly evolving markets for Finisar's products and uncertainty regarding the development of these markets; Finisar's historical dependence on sales to a limited number of customers and fluctuations in the mix of customers in any period; ongoing new product development and introduction of new and enhanced products; the challenges of rapid growth followed by periods of contraction; intensive competition; and potential problems related to the assimilation and integration of the operations, technologies and products of several recently acquired companies and product lines, including the Honeywell VCSEL Business Unit acquired in March 2004 and assets related to the transceiver product lines of the Fiber Optics Business Unit of Infineon A.G. acquired in January 2005. Other risks relating to Finisar's business are set forth in Finisar's Annual Report on Form 10-K and other interim reports as filed with the Securities and Exchange Commission.

ABOUT FINISAR

Finisar Corporation (NASDAQ: FNSR) is a technology leader for fiber optic subsystems and network test and monitoring systems. These products enable high-speed data communications for networking and storage applications over Gigabit Ethernet local area networks (LANs), Fibre Channel storage area networks (SANs), and metropolitan area networks (MANs) using both IP and SONET/SDH-based protocols. The Company's headquarters is in Sunnyvale, California, USA. www.Finisar.com.

                              Finisar Corporation
                      Consolidated Statement of Operations
                    (In thousands, except per share amounts)

                              Three Months Ended      Nine Months Ended
                                  January 31,             January 31,
                               2005        2004        2005        2004
                             ---------   ---------   ---------   ---------
Revenues
  Optical subsystems and
   components                $  63,417   $  40,741   $ 177,079   $ 111,361
  Network test and
   monitoring systems            9,665       5,675      28,885      17,262
                             ---------   ---------   ---------   ---------
    Total revenues              73,082      46,416     205,964     128,623

Cost of revenues                51,018      32,778     146,221     101,281
Impairment of acquired
 developed technology                -           -       3,656           -
Amortization of acquired
 developed technology            5,376       4,656      17,027      13,968
                             ---------   ---------   ---------   ---------
Gross profit (loss)             16,688       8,982      39,060      13,374
                                  22.8%       19.4%       19.0%       10.4%
Operating expenses:
  Research and development      14,535      12,849      47,653      47,459
  Sales and marketing            7,179       4,905      21,900      13,762
  General and administrative     5,476       4,517      15,153      12,826
  Amortization of deferred
   compensation                     21         115         142        (238)
  Acquired in-process
   research and development          -           -         318           -
  Amortization of purchased
   intangibles                     170         143         483         429
  Restructuring costs                -      (1,199)          -       1,173
  Impairment of assets          18,798                  18,798
  Other acquisition costs            -          45           -         239
                             ---------   ---------   ---------   ---------
    Total operating expenses    46,179      21,375     104,447      75,650

Loss from operations           (29,491)    (12,393)    (65,387)    (62,276)
Interest income (expense),
 net                            (3,311)     (2,535)     (9,074)    (23,069)
Other income (expense), net       (158)       (572)     (1,754)     (3,707)
                             ---------   ---------   ---------   ---------
Loss before income taxes       (32,960)    (15,500)    (76,215)    (89,052)
Provision (benefit) for
 income taxes                        -          43          57         289

Net loss                     $ (32,960)  $ (15,543)  $ (76,272)  $ (89,341)
                             =========   =========   =========   =========

Loss per share -
 basic and diluted           $   (0.15)  $   (0.07)  $   (0.34)  $   (0.42)
                             =========   =========   =========   =========

Shares used in per-share
 calculation-basic and
 diluted                       224,170     219,900     223,491     214,235

                               Finisar Corporation
                            Consolidated Balance Sheet
                                 (In thousands)

                                   January 31,   October 31,    April 30,
                                       2005         2004          2004
ASSETS
                                 -----------    -----------   -----------
 Cash and cash equivalents       $    25,753    $    29,377   $    69,872
 Short-term investments               75,815         74,870        73,526
 Restricted investments                3,734          3,722         6,329
 Accounts receivable,
  trade (net)                         33,466         38,087        28,481
 Accounts receivable, other            9,517         12,044        11,314
 Inventories                          36,296         38,306        34,717
 Prepaid expenses                      7,464          6,072         4,736
 Deferred income taxes                    28            285         2,045
                                 -----------    -----------   -----------
   Total current assets              192,073        202,763       231,020
 Property, plant, equipment
  and improvements, net               82,848        104,000       107,736
 Restricted investments,
  long-term                            7,204          7,165         8,921
 Purchased intangibles, net           36,066         41,612        47,961
 Goodwill, net                        67,232         67,069        60,620
 Minority investment                  24,004         24,434        24,227
 Other assets                         15,403         15,618        14,220
                                 -----------    -----------   -----------
 Total assets                    $   424,830    $   462,661   $   494,705
                                 ===========    ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Accounts payable                $    19,557    $    28,360   $    29,460
 Accrued compensation                  4,935          4,823         4,376
 Other accrued liabilities            14,614         10,820        14,464
 Income tax payable                       52            577           790
 Current portion of other
  long-term liabilities                2,000          2,000         2,000
 Non-cancelable purchase
  obligations                          6,223          6,091         7,038
                                 -----------    -----------   -----------
   Total current liabilities          47,381         52,671        58,128
 Deferred income taxes                    28            285         2,045
 Convertible notes                   247,962        247,892       229,493
 Other long-term liabilities             125            149         2,194
                                 -----------    -----------   -----------
   Total long-term                   248,115        248,326       233,732
 Common stock                            224            224           222
 Additional paid-in capital        1,262,324      1,261,319     1,259,759
 Notes receivable from
  stockholders                             -              -          (481)
 Deferred stock compensation             (20)           (41)         (162)
 Accumulated other comprehensive
  income                                 281            677           710
 Accumulated deficit              (1,133,475)    (1,100,515)   (1,057,203)
                                 -----------    -----------   -----------
   Total stockholders' equity        129,334        161,664       202,845
                                 -----------    -----------   -----------
 Total liabilities and
  stockholders' equity           $   424,830    $   462,661   $   494,705
                                 ===========    ===========   ===========

                          Finisar Corporation
     Certain non-cash and Cash Items Included in financial statements
               (In thousands, except per share amounts)

                                   Three Months Ended  Nine Months Ended
                                       January 31,         January 31,
                                     2005      2004      2005      2004
                                   --------  --------  --------  --------
Cost of revenues items
  Inventory write off net
   of sales of inventory
   previously written off          $   (300) $ (3,391) $   (428) $  2,424
  Profit on sales of Data
   Transit Finished Goods
   inventory acquired                     -         -       445         -
  Charge for rework material              -         -         -     2,906
  Final settlement of vendor
   materials liability                    -         -         -    (1,718)
  Amortization of acquired
   developed technology               5,376     4,656    20,683    13,968
                                   --------  --------  --------  --------
  Total                               5,076     1,265    20,700    17,580
Research and development
 expense items
  Non-employee option expense             -         -         -       135
  Closure of Demeter                      -         -      (318)    6,748
  Costs for reduction in force           38                  38
  Loss on sale of equipment               -         -       909         -
                                   --------  --------  --------  --------
  Total                                  38         -       629     6,883
Sales and marketing
  Costs for reduction in force           67         -        67         -
                                   --------  --------  --------  --------
  Total                                  67         -        67         -

General and administrative
 expense items
  Closure of Demeter                      -        93       (96)        -
  Non-employee option expense             -         -         -       756
  Settlement of claim                     -       750         -       750
                                   --------  --------  --------  --------
  Total                                   -       843       (96)    1,506

Amortization of deferred
 compensation                            21       115       142      (238)

Amortization of  purchased
 intangibles                            170       143       483       429

Acquired in-process R&D for
 Data Transit acquisition                 -         -       318         -

Impairment of assets                 18,798         -    18,798         -

Other acquisition costs                   -        45         -       239

Restructuring costs items
  Restructuring costs - costs
   for reduction in force                 -        93         -       281
  Closure of Demeter                      -    (1,292)        -       892
  Closure of German facility              -         -         -         -
                                   --------  --------  --------  --------
  Total                                   -    (1,199)        -     1,173
Interest (income) expense items
  Debt conversion costs                   -        50         -    10,813
  Amortization of discount
   on convertible notes               1,069     1,038     3,198     9,126
                                   --------  --------  --------  --------
  Total                               1,069     1,088     3,198    19,939
Other (income) expense items
  Write down in value of
   investment in Ciena stock              -      (278)        -       250
  Minority investment write-off         430       454     1,223     2,558
  Closure of Demeter                      -         -         -    (1,032)
  Closure of German facility              -         -         -     1,125
  Debt extinguishment costs               -         -         -       (86)
  Gain on sale of equipment            (583)        -      (502)        -
                                   --------  --------  --------  --------
  Total                                (153)      176       721     2,815
                                   --------  --------  --------  --------
Net effect on GAAP net loss        $ 25,086  $  2,476  $ 44,960  $ 50,326
                                   ========  ========  ========  ========
Net effect on loss per share
 - basic and diluted               $   0.11  $   0.01  $   0.20  $   0.23
                                   ========  ========  ========  ========

Contact:
Steve Workman
VP Finance, Chief Financial Officer
408-548-1000

Ed Lamb
Investor Relations
408-542-5050
investor.relations@Finisar.com